NOTE 15 - Liability For Agricultural Research Organization	12 Months Ended
Dec. 31, 2025
Notes
NOTE 15 - Liability For Agricultural Research Organization:

NOTE 15 – Liability For Agricultural Research Organization:

In March 2007, the Company entered into a Research and Exclusive License Agreement (the “Agreement”) with The Agricultural Research Organization – Volcani Institute (the “ARO”). The ARO granted the Company an exclusive worldwide license to use its patent as part of the manufacturing of red grape cell powder only. The ARO is entitled to receive 3% royalties from any sale of red grape cell powder products by the Company until the end of February 2026.

In September 2025, the Company and ARO executed an amendment to the existing agreement effective from January 2025, establishing updated payment terms. Under the revised terms, the total amount payable was set at $3,600. The Company is required to remit minimum quarterly payments of 1% of its quarterly revenue from sales of red grape cell powder products only. Such minimum payments were $79 for the first quarter of 2025, $96 for the second quarter of 2025, $105 for the third quarter of 2025, $115 for the fourth quarter of 2025, and will be $120 for each quarter thereafter through the first quarter of 2026 until the total payable amount is fully settled. Accordingly, the Company reassessed and remeasured the related liability to reflect the amended terms.